Exhibit 10.4

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 27, 2019, is among STRATOS MANAGEMENT SYSTEMS, INC., a Delaware corporation (“Borrower”), COMPUTEX, INC., a Texas corporation (“Computex”), STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC, a Delaware limited liability company, (“SMSH”), FIRST BYTE COMPUTERS, INC., a Minnesota corporation (“First Byte”), ENETSOLUTIONS, L.L.C., a Texas limited liability company (“eNET”, and together with Computex, SMSH, and First Byte, collectively, “Guarantors”, and each, individually, a “Guarantor”), and COMERICA BANK (“Bank”).

RECITALS:

A. Borrower, SMSH, and Bank have entered into that certain Credit Agreement dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Credit Agreement”).

B. In connection with the Credit Agreement, Guarantors executed and delivered in favor of Bank that certain Guaranty dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Guaranty”).

C. In connection with the Credit Agreement, the Borrower, Computex, First Byte, and eNET executed and delivered in favor of Bank that certain Advance Formula Agreement dated as of December 18, 2017 (as the same has been or may hereafter be amended, restated or otherwise modified from time to time, the “Advance Formula Agreement”).

D. Borrower, Guarantors and Bank now desire to amend the Credit Agreement and Advance Formula Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows (all provisions of this Amendment being effective as of the date hereof unless otherwise stated herein):

ARTICLE I

Definitions

Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE II

Amendments to Loan Documents

Section 2.1 Amendment to Section 1(a) of the Credit Agreement. The following definition in Section 1(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Revolving Credit Note” shall mean the Second Amended and Restated Master Revolving Note dated June 27, 2019 in the maximum original principal amount of $20,000,000 made by Borrower payable to the order of Bank, as the same has been or may be renewed, extended, modified, increased, or restated from time to time.

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Section 2.2 Amendment to Advance Formula Agreement. The second introductory paragraph of the Advance Formula Agreement is hereby amended and restated to read in its entirety as follows:

Borrower executed and delivered unto Bank that certain Second Amendment and Restated Master Revolving Note dated as of June 27, 2019, made in the principal amount of Twenty Million Dollars ($20,000,000) (as the same may be amended, modified, extended, renewed, restated, substituted and/or replaced from time to time, and whether in a greater or lesser amount, the “Note”). Debtor’s liabilities, obligations and indebtedness under or pursuant to the Note are secured pursuant to certain collateral documents entered into from time to time between Debtor and Bank, including, without limit, that certain Security Agreement dated as of the date hereof, executed and delivered by Debtor unto Bank (as the same may be amended, modified, extended, renewed, restated, substituted and/or replaced from time to time, the “Security Agreement”).

ARTICLE III

Limited Waiver

Section 3.1 Limited Waiver. Borrower has notified Bank that its Total Senior Funded Debt to Adjusted EBITDA Ratio as of fiscal quarter ending September 30, 2018 is 3.85 to 1.00, exceeding the 3.50 to 1.00 maximum requirement set forth in Section 4(k) of the Credit Agreement, which is an Event of Default under Section 6.1(d) of the Credit Agreement (the “Subject Default”). Subject to the terms and conditions hereof and upon satisfaction of the conditions set forth in Section 4.1, the Bank hereby agrees to waive the Subject Default (the "Limited Waiver").

Section 3.2 No Other Waiver. Other than the Limited Waiver, nothing contained herein shall be construed as a consent to or waiver of any Default or Event of Default (other than the Subject Default) which may now exist or hereafter occur or any violation of any term, covenant or provision of the Credit Agreement or any other Loan Document. All rights and remedies of Bank are hereby expressly reserved with respect to any such Default or Event of Default. Nothing contained herein shall affect or diminish the right of Bank to require strict performance by each Loan Party of each provision of any Loan Document to which such Loan Party is a party, except as expressly provided herein. Except as amended hereby, all terms and provisions and all rights and remedies of Bank under the Loan Documents shall continue in full force and effect and are hereby confirmed and ratified in all respects.

ARTICLE IV

Conditions Precedent

Section 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Bank shall have received this Amendment properly executed by Borrower, Guarantors and Bank.

(b) Bank shall have received the Second Amended and Restated Master Revolving Note properly executed by Borrower.

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(c) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof.

(d) No Default or Event of Default (other than the Subject Default) shall have occurred and be continuing.

(e) Bank shall have received such other documents, instruments and agreements as Bank may reasonably require.

ARTICLE V

Ratifications, Representations and Warranties

Section 5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each of Borrower, Guarantors and Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Each Guarantor hereby consents and agrees to this Amendment and agrees that each Loan Document to which such Person is a party shall remain in full force and effect and shall continue to (a) in the case of the Guaranty, guarantee the Indebtedness (as defined in the Guaranty) and the other amounts and obligations as provided in the Guaranty, and (b) be the legal, valid and binding obligation of such Person and enforceable against such Person in accordance with its terms.

Section 5.2 Representations and Warranties. Each of Borrower and Guarantors hereby represents and warrants to the Bank that (a) with respect to Borrower, the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite company or other action on the part of Borrower and will not violate the charter or organizational documents of Borrower, (b) the representations and warranties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except for such representations and warranties as are limited by their express terms to a specific date), and (c) effective upon the execution of this Amendment and the Loan Documents executed in connection herewith, no Default or Event of Default (other than the Subject Default) has occurred and is continuing.

ARTICLE VI

Miscellaneous

Section 6.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 6.2 Reference to Agreement. Each of the Credit Agreement, the Loan Documents and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement and the Loan Documents, as amended hereby, are hereby amended so that any reference in such documents to the Credit Agreement and the Loan Documents shall mean a reference to the Credit Agreement and the Loan Documents as amended hereby.

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Section 6.3 Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on written demand all reasonable and documented costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Bank’s legal counsel, and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Bank’s legal counsel.

Section 6.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5 Applicable Law. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 6.6 Successors and Assigns . This Amendment is binding upon and shall inure to the benefit of Bank, Borrower, each Guarantor and their respective successors, assigns, heirs, executors and personal representatives, except neither Borrower nor any Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 6.7 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. The signature of a party to any counterpart shall be sufficient to legally bind such party. Bank may remove the signature pages from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing the signatures of all parties. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of an original executed counterpart of a signature page to this Amendment. Any party sending an executed counterpart of a signature page to this Amendment by facsimile, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

Section 6.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.9 ENTIRE AGREEMENT. THE CREDIT AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Section 6.10 INDEMNIFICATION OF BANK. EACH OF THE LOAN PARTIES HEREBY AGREES TO INDEMNIFY BANK AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS, AFFILIATES, AND AGENTS (COLLECTIVELY, “RELEASED PARTIES”) FROM, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) TO WHICH ANY OF THEM MAY BECOME SUBJECT WHICH DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (a) ANY AND ALL FAILURES BY SUCH LOAN PARTY TO COMPLY WITH ITS AGREEMENTS CONTAINED IN THE LOAN DOCUMENTS, (b) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION, OR ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (c) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS PRIOR TO THE DATE HEREOF, (d) ANY BREACH PRIOR TO THE DATE HEREOF BY SUCH LOAN PARTY OR SUMMIT OF ANY REPRESENTATION, WARRANTY, COVENANT, OR OTHER AGREEMENT CONTAINED IN ANY OF THE LOAN DOCUMENTS OR (e) ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING (COLLECTIVELY, “RELEASED CLAIMS”). WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT EACH PERSON TO BE INDEMNIFIED UNDER THIS SECTION SHALL BE INDEMNIFIED FROM AND HELD HARMLESS AGAINST ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, PENALTIES, JUDGMENTS, DISBURSEMENTS, COSTS, AND EXPENSES (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH PERSON; PROVIDED, HOWEVER, NO PERSON SHALL BE INDEMNIFIED HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 6.11 WAIVER AND RELEASE. TO INDUCE BANK TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OF THE LOAN PARTIES REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS AMENDMENT IT OR HE HAS NO CLAIMS AGAINST RELEASED PARTIES AND IN ACCORDANCE THEREWITH IT:

(a) WAIVER. WAIVES ANY AND ALL SUCH CLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS AMENDMENT; AND

(b) RELEASE. RELEASES, ACQUITS AND FOREVER DISCHARGES RELEASED PARTIES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE STATE AND FEDERAL LAW, FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, COUNTERCLAIMS, CONTROVERSIES, COSTS, DEBTS, SUMS OF MONEY, ACCOUNTS, BONDS, BILLS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH SUCH LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THIS AMENDMENT, THE LOAN DOCUMENTS OR THE TRANSACTIONS DIRECTLY OR INDIRECTLY CONTEMPLATED THEREBY.

Section 6.12 COVENANT NOT TO SUE. EACH OF THE LOAN PARTIES FURTHER COVENANTS NOT TO SUE THE RELEASED PARTIES ON ACCOUNT OF ANY OF THE RELEASED CLAIMS, AND EXPRESSLY WAIVES ANY AND ALL DEFENSES IT OR HE MAY HAVE IN CONNECTION WITH ITS OR HIS OBLIGATIONS UNDER THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS. THIS SECTION IS IN ADDITION TO AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE, OR WAIVER BY SUCH LOAN PARTY IN FAVOR OF THE RELEASED PARTIES.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

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Executed as of the date first written above.

BORROWER:

STRATOS MANAGEMENT SYSTEMS, INC.

By:	/s/ Jesus Perez
Jesus Perez
Chief Financial Officer

GUARANTORS:

COMPUTEX, INC.
STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC
FIRST BYTE COMPUTERS, INC.
eNETsolutions, L.L.C.

By:	/s/ Jesus Perez
Jesus Perez
Chief Financial Officer of each entity listed above

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BANK:

COMERICA BANK

By:	/s/ Julie M. Brandenburg
Julie M. Brandenburg
Assistant Vice President

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